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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            -----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 1998

                            -----------------------

                           DELL COMPUTER CORPORATION
             (Exact name of Registrant as specified in its charter)



          DELAWARE                     0-17017                 74-2487834
      (State or other          (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

       ONE DELL WAY
    ROUND ROCK, TEXAS                                            78682-2244
  (Address of principal                                          (Zip code)
    executive offices)

      Registrant's telephone number, including area code:  (512) 338-4400

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         On April 27, 1998, Dell Computer Corporation, a Delaware corporation (the "Company"), completed the issuance and sale of $200 million of 10-year 6.55% Senior Notes and $300 million of 30-year 7.10% Senior Debentures. Each series of debt securities carries a rating of Baa1/BBB. The net proceeds from the offering (approximately $494.6 million, after the payment of offering expenses) will be used for general corporate purposes, including capital expenditures.

         The debt securities were issued under an Indenture, dated as of April 27, 1998, between the Company and Chase Bank of Texas, National Association, as Trustee, a copy of which is filed herewith as Exhibit 99.2. The terms of the debt securities are set forth in the Officers' Certificates filed herewith as Exhibits 99.3 and 99.4.

         Morgan Stanley Dean Witter and Goldman, Sachs & Co. acted as underwriters in the public offering, pursuant to an Underwriting Agreement, a copy of which is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1    --       Underwriting Agreement, dated April 22, 1998, among
                          Dell Computer Corporation, Morgan Stanley & Co.
                          Incorporated and Goldman, Sachs & Co.

         99.2    --       Indenture, dated as of April 27, 1998, between Dell
                          Computer Corporation and Chase Bank of Texas,
                          National Association

         99.3    --       Officers' Certificate pursuant to Section 301 of the
                          Indenture establishing the terms of the 6.55% Senior
                          Notes Due 2008 of Dell Computer Corporation

         99.4    --       Officers' Certificate pursuant to Section 301 of the
                          Indenture establishing the terms of the 7.10% Senior
                          Debentures Due 2028 of Dell Computer Corporation

         99.5    --       Form of 6.55% Senior Notes Due 2008 of Dell Computer
                          Corporation

         99.6    --       Form of 7.10% Senior Debentures Due 2028 of Dell
                          Computer Corporation
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      DELL COMPUTER CORPORATION



                                      By: /s/  Alex C. Smith
                                         -----------------------------------
                                      Name:    Alex C. Smith
                                      Title:   Vice President, Treasurer


Date:    April 27, 1998
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                                 EXHIBIT INDEX

   EXHIBIT
    NUMBER                                           EXHIBIT TITLE
 ---------                                           -------------
       99.1   -   Underwriting Agreement, dated April 22, 1998, among Dell Computer Corporation,
                  Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co.

       99.2   -   Indenture, dated as of April 27, 1998, between Dell Computer Corporation and
                  Chase Bank of Texas, National Association

       99.3   -   Officers' Certificate pursuant to Section 301 of the Indenture establishing the terms of the 6.55% Senior Notes Due 2008 of Dell Computer Corporation

       99.4   -   Officers' Certificate pursuant to Section 301 of the Indenture establishing the terms of the 7.10% Senior Debentures Due 2028 of Dell Computer Corporation

       99.5   -   Form of 6.55% Senior Notes Due 2008 of Dell Computer Corporation

       99.6   -   Form of 7.10% Senior Debentures Due 2028 of Dell Computer Corporation